                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    December 22, 2004
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                  Citigroup Commercial Mortgage Securities Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-108125-02           13-3439681
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

388 Greenwich Street, New York, New York                          10013
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

          Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On December 22, 2004, a pooling and servicing agreement dated as of
December 1, 2004 (the "Pooling and Servicing Agreement"), was entered into by and among Citigroup Commercial Mortgage Securities Inc. as depositor (the
"Registrant"), Midland Loan Services Inc. as master servicer, Lennar Partners,
Inc. as special servicer and Wells Fargo Bank, N.A. as trustee, for the purpose of issuing a single series of certificates, entitled Citigroup Commercial
Mortgage Trust 2004-C2 ("Citigroup Commercial Mortgage Trust 2004-C2"),
Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the
"Certificates"). The Pooling and Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class A-1, Class A-2,
Class A-3, Class A-4, Class A-5, Class A-1A, Class A-J, Class B, Class C and
Class D (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No.
333-108125) and sold to Citigroup Global Markets Inc., PNC Capital Markets,
Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.
(collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of December 15, 2004 (the "Underwriting Agreement"), between the Registrant and the Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered Certificates
(the "CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup
Global Markets Realty Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of December 15, 2004 (the "CGMRC Mortgage Loan
Purchase Agreement"), which is attached hereto as Exhibit 99.1. The remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC Mortgage
Loans"; the CGMRC Mortgage Loans and the PNC Mortgage Loans, collectively, the
"Mortgage Loans") were acquired by the Registrant from PNC Bank, National
Association ("PNC") as seller pursuant to a mortgage loan purchase agreement dated as of December 15, 2004 (the "PNC Mortgage Loan Purchase Agreement"; the
CGMRC Mortgage Loan Purchase Agreement and the PNC Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.2.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC or PNC as the case may be) to the
Registrant with respect to the Mortgage Loans sold by such seller to the
Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

          Not applicable.

(b) Pro forma financial information:

                                       2

          Not applicable.

(c) Exhibits:

Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              CGMRC Mortgage Loan Purchase Agreement

99.2              PNC Mortgage Loan Purchase Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 6, 2005

                                             CITIGROUP COMMERCIAL MORTGAGE
                                             SECURITIES INC.

                                             By: /s/ Angela Vleck
                                                 -------------------------------
                                                 Name:  Angela Vleck
                                                 Title:  Vice President

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              CGMRC Mortgage Loan Purchase Agreement

99.2              PNC Mortgage Loan Purchase Agreement

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